April 14, 2016

DREYFUS BNY MELLON FUNDS, INC.

-          DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Summary and Statutory Prospectuses

Dated March 1, 2016

The following information supplements the information contained in “Fees and Expenses” in the fund’s summary prospectus and “Fund Summary – Fees and Expenses” in the fund’s statutory prospectus, and supersedes and replaces any contrary information in “Management” in the fund’s statutory prospectus:

The Dreyfus Corporation has contractually agreed, until March 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, dividend and interest expenses on securities sold short, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 2.00%.  On or after March 1, 2017, The Dreyfus Corporation may terminate this expense limitation at any time.

6250STK0416